UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2018

MLP and Energy Renaissance Fund MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ Closed-End Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objective by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact income opportunities.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging over 14 years of investment experience.

∎	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy MLPs, as represented by the Alerian MLP Index1, generated a return of 5.71% during the six-month period ended May 31, 2018 (the “Reporting Period”) overall. The Alerian MLP Index underperformed the AMEX Energy Select Sector Index (“IXE”) (+11.52%) and outperformed the S&P 500® Index (+3.16%).2 In addition, the Alerian MLP Index outperformed utilities (-8.09%) and real estate investment trusts (“REITs”) (-3.09%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.3 (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices rallied during the Reporting Period, rising 16.79%, amid modest volatility. They stabilized above $65 per barrel near the end of the Reporting Period, as the global supply/demand story continued to strengthen due to worldwide supply constraints and robust demand expectations. Meanwhile, natural gas prices fell to a low of $2.56 per million British thermal units (“MMbtu”) in February 2018, down 29.55% from January 2018 highs, due to the mild winter and to oversupply concerns. The oversupply concerns were driven by elevated levels of natural gas associated with crude oil drilling throughout the U.S., specifically in the Permian Basin. After February, natural gas prices recovered somewhat, rising 15.67% to finish the Reporting Period at $2.95/MMbtu.4

The energy MLP market started the Reporting Period strongly, following two months of weak performance. In October and November 2017, before the Reporting Period began, heavy tax-loss harvesting in energy infrastructure assets had driven the market to the lowest level since February 2016. Investors returned to the energy MLP market in the opening weeks of the Reporting Period, as they sought to take advantage of depressed valuations amid continuing healthy fundamentals. The market experienced heavy investment inflows, helping the Alerian MLP Index post a gain of 17.62% between the start of the Reporting Period and January 23, 2018. Investor sentiment then reversed and continued to weigh on the energy MLP market through March. In our view, there were four reasons for the shift in sentiment. First, investor appetite for high-yielding assets diminished as the market adjusted for rising interest rates. Second, from January 26th through February 13th, crude oil prices dropped approximately 11%, as oversupply concerns mounted and the U.S. dollar strengthened, hindering the performance of energy-related securities broadly. Third, the sell-off in crude oil prices coincided with weak earnings from several large integrated energy companies, pushing the IXE down approximately 13% from January 26th through February 13th. Fourth, and what we consider the most impactful, the Federal Energy Regulatory Commission (“FERC”) announced a surprise policy revision on March 15th. The revised policy mandated that regulated interstate natural gas and liquids pipelines owned by energy MLPs could no longer claim an income tax allowance in their cost-of-service methodology (a method used to set

[1]	The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[4]	Source: Bloomberg.

MARKET REVIEW

rates for pipeline customers). The policy change also applied to liquids pipelines’ cost-of-service calculation on inflation-indexed pipelines, though active enforcement would be delayed until 2020. At first, we believe the scope of the policy revision was unclear to investors, driving a nearly 10% intra-day decline in the Alerian MLP Index, which then rebounded to end March 15th with a loss of 4.6%. Between March 15th and March 31st, the Alerian MLP Index recorded a decline of almost 8%. We believe investors overreacted to the FERC announcement, as the policy revision should affect only a subset of energy infrastructure companies. Between March 31st and the end of the Reporting Period, the energy MLP market recovered from its FERC-related lows, with the Alerian MLP Index climbing back above pre-announcement levels, as investors continued to digest and understand the impact of the policy revision. In addition, toward the end of the Reporting Period, investor sentiment grew more positive overall, which we attribute to the strong fundamental backdrop for U.S. energy infrastructure, continued earnings momentum, and management teams’ increased focus on investor concerns, such as complex corporate structures, balance sheet management and capital market reliance.

In notable news during the Reporting Period, the President signed into law the Tax Cuts and Jobs Act on December 22, 2017. The law has implications for energy MLPs and pooled investment vehicles, such as the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (the “Funds”), that are structured as “C” corporations.

Implications for Energy MLPs. The energy MLP structure remains intact and the asset class will also preserve its tax-advantageous position relative to entities structured as “C” corporations (albeit to a slightly lesser extent). While “C” corporation investors may benefit from a reduction in the corporate tax rate, a new income tax deduction for individuals, generally applicable to income from energy MLPs, may benefit energy MLP investors.

Implications for “C” corporation funds. Tax alterations that may impact “C” corporation funds include the reduction in the U.S. corporate tax rate and changes with respect to the utilization of net operating losses.

Looking Ahead

U.S crude oil inventories fell below their five-year average during the Reporting Period, helping stabilize WTI and Brent crude oil prices and indicating a potential equilibrium between supply and demand in the near term. Regarding supply, U.S. crude oil and natural gas production hit peak levels in March 2018, according to the U.S. Energy Information Administration (“EIA”), and is expected by the EIA to grow at compound annual growth rates of 12.63% and 6.43%, respectively, through 2019. Meanwhile, the International Energy Agency (“IEA”) estimates that in the longer term, U.S. crude oil and natural gas production may account for nearly 60% of global supply growth through 2023. As for demand, the IEA expects it to continue at a historical pace and did not express concern about a peak in crude oil demand until 2040. This view is supported, we believe, by a robust global economy as well as by ongoing economic growth in the emerging markets, which continue to benefit from an expanding middle class. Also, growing global demand has been met by increased U.S. crude oil and natural gas production, which could cover 80% of the world’s demand growth through 2020, according to the IEA.

MARKET REVIEW

At the end of the Reporting Period, we believed energy MLP fundamentals remained strong overall. These positive fundamentals have already translated into strong cash flows, in our view. We also think earnings momentum is building, as evidenced by positive earnings results in the fourth quarter of 2017 and the first quarter of 2018. We believe this trend is likely to continue going forward. Furthermore, we believe increased U.S. commodity volume growth should result in increased cash flow generation for energy infrastructure companies over the long term, as it has historically driven energy MLP cash flow growth. We expect U.S. crude oil and natural gas production trends to drive a 12.00% compound annual growth rate in energy MLP earnings before interest, taxes, depreciation and amortization (“EBITDA”) overall through 2019. Consensus EBITDA expectations are somewhat higher, as they call for 14.12% weighted average EBITDA growth for Alerian MLP Index constituents.5

At the company level during the Reporting Period, we saw increased capital discipline, which has historically been a point of contention between management teams and investors. Many energy MLPs have either cut or reduced distribution growth rates to maintain higher distribution coverage, thus retaining more capital within their businesses. In many cases, this action was taken with the goal of moving to a more self-funding6 model in order to rely less on the equity and debt capital markets to fund growth. Also, many energy MLPs have become more selective about the capital projects they undertake and are choosing to invest only in what they consider their highest return opportunities. In our opinion, this shift should result in increased cash flows and ultimately stronger and more sustainable returns for unitholders. On another front, management teams finally appear to be addressing complexities around their corporate structure, with consolidation becoming a common theme. Consolidation transactions can come in many forms, such as a buy-in of incentive distribution rights7 by the limited partner or a roll up8 of assets between the limited partner and the general partner. We believe these strategies could help address the cost of capital burden associated with the general partner/limited partner relationship. Corporate structures may also be affected by the FERC policy revision. Some energy MLPs are exploring ways to mitigate EBITDA degradation, such as a structural conversion to a “C” corporation. Between the FERC’s March 15th announcement and the end of the Reporting Period, there were already three prominent simplification transactions.9 We believe structural simplifications may boost investor sentiment and increase interest from institutional investors who have historically avoided energy infrastructure assets entirely. In our view, these trends may well continue going forward, lowering hurdle rates10 and potentially strengthening returns on invested capital.

[5]	Source: Bloomberg.

[6]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[7]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[8]	A roll up is a process used by which assets are merged. The principal aim of a roll up is to reduce costs through economies of scale.

[9]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[10]	A hurdle rate is the minimum rate of return on a project or investment required by an investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 15.29%. The Fund’s cumulative total return based on market price was 21.90% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 5.71% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 2.27% for the Reporting Period. As of May 31, 2018, the Fund’s NAV was $6.63, and its market price was $6.57.

[1]	Source: Alerian. The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float- adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.32 per unit. We note that this matches the $0.32 per unit of declared dividends for the six months ended November 30, 2017. As of May 31, 2018, the Fund’s current annualized distribution rate based on its NAV was 9.65%. The Fund’s current annualized distribution rate based on its market price was 9.74% on May 31, 2018.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Security selection, the macro environment in the crude oil and natural gas markets, and the regulatory environment drove the Fund’s performance during the Reporting Period. Securities with the strongest relationship to crude oil prices were largely the Fund’s best performers, as they benefited from the rally in and subsequent stabilization of crude oil prices. On the other hand, securities with greater exposure to

PORTFOLIO RESULTS

the Federal Energy Regulatory Commission (“FERC”) policy revision, as described in the Market Review, were generally the worst performers.

In terms of its exposures, the Fund was positively impacted by positions in the gathering and processing and the petroleum pipeline transportation subsectors.[3] These subsectors benefited from record U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and, therefore experienced the greatest fluctuation in volumes. On the negative side, the wholesale marketing and retail marketing subsectors were the worst performers amid concerns about fuel demand given rising crude oil prices as well as questions around leverage and growth potential.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of DCP Midstream, LP; Energy Transfer Partners, L.P.; and Crestwood Equity Partners LP contributed positively to performance.

DCP Midstream, LP (DCP), a natural gas processing company, added most to the Fund’s performance. DCP benefited from strong first quarter 2018 results, led by record Denver-Julesberg Basin wellhead volumes and an extensive multi-year growth plan. Additionally, the company announced that its Southern Hills natural gas liquids pipeline, a high return growth project, will connect the Denver-Julesberg Basin to Cushing, Oklahoma and beyond via the White Cliffs pipeline (which is operated by SemGroup Corp.). We trimmed the Fund’s position in DCP during the Reporting Period because we believed the security had become fairly valued.

Energy Transfer Partners, L.P. (ETP), which offers natural gas, natural gas liquids, crude oil and refined products transportation and storage services, was another top Fund contributor. At the beginning of the Reporting Period, ETP benefited from improved investor sentiment about energy infrastructure companies. In addition, market sentiment was positive following ETP’s first quarter 2018 earnings announcement, which included stronger than market expected results for its interstate and intrastate transportation/storage segment. Tightening takeaway transportation volumes from the Permian Basin also seemed likely to benefit ETP as did the anticipated ramp-up of natural gas liquids pipeline Mariner East 2 in the second half of 2018. By the end of the Reporting Period, we had reduced the Fund’s position in ETP so we could reallocate capital to other names we considered to be attractively valued.

Crestwood Equity Partners LP (CEQP) also enhanced the Fund’s performance during the Reporting Period. CEQP, which has both a natural gas and storage business and a natural gas liquids and crude oil services business, reported solid first quarter 2018 results, driven by projects in the Permian Basin and Bakken Shale that recently went into operation. CEQP also benefited from increased profits from its Bakken Shale investments and additional growth opportunities in the Delaware and Powder River Basins, as producer activity there remained strong. We added to the Fund’s position in CEQP during the Reporting Period, given that we believed it offered favorable exposure to a potential increase in crude oil prices.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Investments in Enbridge Energy Partners, L.P.; NuStar Energy L.P.; and Buckeye Partners, L.P. detracted from the Fund’s returns.

The top detractor from the Fund’s performance was Enbridge Energy Partners, L.P. (EEP), which operates a crude oil and liquids pipeline system for energy transportation and distribution services. EEP performed poorly following the FERC policy revision, which prohibited some energy MLPs with FERC regulated, interstate pipelines from including an income tax allowance in their cost-of-service rate calculations. In response to the announcement, Enbridge (ENB) acquired its four publicly traded subsidiaries, including EEP, as the energy MLP structure became relatively less favorable than the “C” corporation structure. We increased the Fund’s position in EEP during the Reporting Period as we believed it was trading at attractive levels and offered a compelling yield. Additionally, we believed the company could benefit from being acquired at a premium through a simplification transaction.[4]

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[4]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

The Fund was also hampered by an investment in NuStar Energy L.P. (NS), a provider of transportation and storage services and an operator of pipelines, terminals and oil storage facilities. NS experienced poor performance after it cut its quarterly distribution by 45% and eliminated its incentive distribution rights.[5] We added to the Fund’s position in NS during the Reporting Period, as we believe the simplification of its corporate structure and its lower distribution payment has the potential to increase the company’s distribution coverage ratio,[6] which could lead to healthier fundamentals.

Another detractor from Fund performance was Buckeye Partners, L.P. (BPL), an independent pipeline common carrier of refined petroleum products. BPL reported first quarter 2018 earnings that missed consensus estimates for a sixth consecutive quarter, citing challenging market conditions and contract expirations. At the end of the Reporting Period, the Fund continued to hold the position, as we believe BPL can benefit from its expansion projects, given increased crude oil and condensate volumes.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund purchased MPLX LP (MPLX), which acquires, owns, operates and develops crude oil, refined products and other hydrocarbon-based product pipelines. We established the position over the course of the Reporting Period, as MPLX was trading at what we considered to be attractive levels based on its healthy fundamentals, strong coverage ratio and robust growth plan.

Another purchase made during the Reporting Period was Enterprise Products Partners L.P. (EPD), a provider of processing and transportation services to producers and consumers of natural gas liquids. We initiated the position because we believe the company offers a growing and stable yield. Additionally, we believed EPD could benefit from increased U.S. crude oil and natural gas liquids exports as well as from the continued need for natural gas liquids infrastructure.

The Fund exited its investment in Plains All American Pipeline, L.P. (PAA), a partnership involved in intrastate crude oil pipeline transportation and terminalling storage activities in addition to the gathering and marketing of crude oil, refined products and natural gas liquids. We reduced the position following PAA’s fourth quarter 2017 announcement of a distribution cut but kept a modest weighting to maintain the Fund’s exposure to the Permian Basin. In early May 2018, we eliminated the position and reallocated the assets to what we believed were higher-yielding opportunities.

The Fund sold its investment in Andeavor Logistics (ANDX) during the Reporting Period. ANDX owns and operates a network of crude oil, refined products and natural gas pipelines as well as crude oil and refined products truck terminals, marine terminals and dedicated storage facilities. We exited the position in late January 2018 as we sought to increase the Fund’s exposure to rising crude oil prices and reallocated the capital to companies with what we saw as more robust yield and growth profiles.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[7] The use of this leverage added to the Fund’s performance during the Reporting Period. However, because of heightened volatility in the energy MLP market, we strategically reduced the Fund’s leverage. During the Reporting Period, the Fund’s leverage was maintained at a level between 30% and 33%. As of May 31, 2018, the margin facility represented 29.69% of the Fund’s managed assets.

[5]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[6]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[7]	The Goldman Sachs MLP and Energy Renaissance Fund currently has a fixed/floating rate margin loan facility with a major financial institution.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2018

FUND SNAPSHOT
As of May 31, 2018
Net Asset Value (NAV)[1]	$6.63
Market Price[1]	$6.57
Premium (Discount) to NAV[2]	-0.90%
Leverage[3]	29.69%
Distribution Rate – NAV[4]	9.65%
Distribution Rate – Market Price[4]	9.74%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2017–May 31, 2018	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	15.29%	21.90%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/18[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	16.8%	Pipeline Transportation | Natural Gas
DCP Midstream LP	16.2	Gathering + Processing
Targa Resources Corp.	13.3	Gathering + Processing
MPLX LP	8.6	Gathering + Processing
Crestwood Equity Partners LP	8.4	Gathering + Processing
NuStar Energy LP	8.3	Pipeline Transportation | Petroleum
Energy Transfer Equity LP	7.0	Pipeline Transportation | Natural Gas
Sunoco LP	5.9	Marketing | Wholesale
Enterprise Products Partners LP	5.5	Pipeline Transportation | Natural Gas
Western Gas Partners LP	5.5	Gathering + Processing

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s current sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 13.07%. The Fund’s cumulative total return based on market price was 12.73% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 5.71% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 2.27% for the Reporting Period. As of May 31, 2018, the Fund’s NAV was $9.49, and its market price was $9.01.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.42 per unit. We note that this matches the $0.42 per unit of declared dividends for the six months ended November 30, 2017. As of May 31, 2018, the Fund’s current annualized distribution rate based on its NAV was 8.85%. The Fund’s current annualized distribution rate based on its market price was 9.32% on May 31, 2018.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection, the macro environment in the crude oil and natural gas markets, and the regulatory environment drove the Fund’s performance during the Reporting Period. Securities with the strongest relationship to crude oil prices were largely the Fund’s best performers, as they benefited from the rally in and subsequent stabilization of crude oil prices. On the other hand, securities with greater exposure to the Federal Energy Regulatory Commission (“FERC”) policy revision, as described in the Market Review, were generally the worst performers.

In terms of its exposures, the Fund was positively impacted by positions in the gathering and processing and the petroleum pipeline transportation subsectors.[3] These subsectors benefited from record U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and, therefore, experienced the greatest fluctuation in

[1]	Source: Alerian. The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

volumes. On the negative side, wholesale marketing was the worst performing subsector amid concerns about fuel demand given rising crude oil prices as well as questions around leverage and growth potential.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Energy Transfer Partners, L.P.; DCP Midstream, LP; and Targa Resources contributed positively to returns.

Energy Transfer Partners, L.P. (ETP), which offers natural gas, natural gas liquids, crude oil and refined products transportation and storage services, added to the Fund’s performance. At the beginning of the Reporting Period, ETP benefited from improved investor sentiment about energy infrastructure assets broadly. In addition, market sentiment was positive following ETP’s first quarter 2018 earnings announcement, which included stronger than consensus expected results for its interstate and intrastate transportation/ storage segment. Tightening takeaway transportation volumes from the Permian Basin also seemed likely to benefit ETP as did the anticipated ramp up of natural gas liquids pipeline Mariner East 2 in the second half of 2018. We increased the Fund’s position in ETP during the Reporting Period because we believed the company had an attractive yield and valuation given its fundamentals.

DCP Midstream, LP (DCP), a natural gas processing company, also contributed positively to the Fund’s performance. DCP benefited from strong first quarter 2018 results, led by record Denver-Julesberg Basin wellhead volumes and an extensive multi-year growth plan. Additionally, the company announced that its Southern Hills natural gas liquids pipeline, a high return growth project, will connect the Denver-Julesberg Basin to Cushing, Oklahoma and beyond via the White Cliffs pipeline (which is operated by SemGroup Corp.). We trimmed the Fund’s position in DCP during the Reporting Period because we believed the security had become fairly valued.

Targa Resources (TRGP) was another notable contributor during the Reporting Period. TRGP is an independent midstream[4] services provider, which is primarily engaged in gathering, storing, processing and transporting oil, natural gas and refined petroleum products. During the Reporting Period, TRGP benefited from rising crude oil prices, as the rally indicated a strong fundamental backdrop that might lead to higher production volumes. This, in turn, could translate into increasing gathering and processing volumes and therefore greater cash flows. TRGP also benefited from progress in the development of the Gulf Coast Express Pipeline Project (“GCX Project”). TRGP and its joint venture partners, Kinder Morgan Texas Pipeline LLC and DCP, attracted sufficient shipper commitments in the form of long-term and binding transportation agreements to proceed with the $1.7 billion pipeline. The GCX Project is expected to channel natural gas from the Permian Basin to growing markets along the Texas Gulf Coast. We decided to trim the Fund’s position in TRGP during the Reporting Period to reallocate the capital to companies we believed had more attractive valuations.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Investments in Buckeye Partners, L.P.; Crossamerica Partners LP; and NuStar Energy L.P. detracted from the Fund’s performance.

The Fund’s top detractor was Buckeye Partners, L.P. (BPL), an independent pipeline common carrier of refined petroleum products. BPL reported earnings that missed consensus estimates for a sixth consecutive quarter, citing challenging market conditions and contract expirations. At the end of the Reporting Period, the Fund continued to hold the position, as we believe BPL can benefit from its expansion projects given increased crude oil and condensate volumes.

Another detractor was Crossamerica Partners LP (CAPL), which offers gasoline and diesel fuel and leases real estate used for retail distribution. CAPL reported poor first quarter 2018 earnings and announced a distribution cut of approximately 16%. We added to the Fund’s position in CAPL, as we found what we believed to be a compelling entry point after the company announced the distribution cut.

The Fund was also hampered by an investment in NuStar Energy L.P. (NS), a provider of transportation and storage services and an operator of pipelines, terminals and oil storage facilities. NS experienced poor performance after it cut its quarterly distribution by 45% and eliminated its

[4]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

incentive distribution rights.[5] We trimmed the Fund’s position in NS during the Reporting Period as we sought to invest in higher-yielding opportunities.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Sunoco LP (SUN), which distributes motor fuel to convenience stores, independent dealers, commercial customers and distributors. We added the position as we believe SUN offers an attractive and sustainable yield and because of the company’s strong fundamentals.

Another purchase made during the Reporting Period was Shell Midstream Partners, L.P. (SHLX), which owns, operates, develops and acquires pipelines and other midstream assets. We established the position when SHLX was trading at what we considered to be attractive levels after it made an equity offering announcement and amid increased investor concerns around the economics and viability of future drop-downs[6] from its parent company, Royal Dutch Shell. Additionally, we believe SHLX has strong distribution growth potential.

We exited the Fund’s position in Williams Partners L.P. (WPZ), an owner, operator, developer and acquirer of natural gas gathering systems and other midstream energy assets. WPZ is focused primarily on natural gas gathering and on connecting the wellhead to third-party takeaway transportation pipelines. We eliminated the investment in May 2018 after FERC’s announced policy revision led to a simplification transaction[7] wherein Williams Companies (WMB) said it would roll up8 WPZ, its underlying MLP, into its “C” corporation structure to retain an income tax allowance for its cost-of-service methodology. The transaction is expected to simplify the consolidated company’s corporate structure, improve coverage and boost credit quality. We sold the Fund’s position in WPZ because we believed the security was trading at a premium and expected the consolidated company to pay a lower yield after the transaction. The proceeds were reinvested into what we considered to be higher-yielding names.

We eliminated the Fund’s investment in CNX Midstream Partners LP (CNXM) during the Reporting Period. CNXM owns, operates, develops and acquires gathering and other midstream energy assets to service natural gas production in the Appalachian Basin. We exited the Fund’s position in mid-April 2018 to invest the capital in securities we believed to have stronger yield potential and more favorable growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[9] The use of this leverage added to the Fund’s performance during the Reporting Period. However, because of heightened volatility in the energy MLP market, we strategically reduced the Fund’s leverage. During the Reporting Period, the Fund’s leverage was maintained at a level between 30% and 33%. As of May 31, 2018, the margin facility represented 29.70% of the Fund’s managed assets.

[5]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[6]	Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP.

[7]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[8]	A roll up is a process used by which assets are merged. The principal aim of a roll up is to reduce costs through economies of scale.

[9]	The Goldman Sachs MLP Income Opportunities Fund currently has a fixed/floating rate margin loan facility with a major financial institution.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2018

FUND SNAPSHOT
As of May 31, 2018
Net Asset Value (NAV)[1]	$9.49
Market Price[1]	$9.01
Premium (Discount) to NAV[2]	-5.06%
Leverage[3]	29.70%
Distribution Rate – NAV[4]	8.85%
Distribution Rate – Market Price[4]	9.32%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets . Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2017–May 31, 2018	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	13.07%	12.73%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 5/31/18[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	18.0%	Pipeline Transportation | Natural Gas
Targa Resources Corp.	11.5	Gathering + Processing
DCP Midstream LP	9.4	Gathering + Processing
MPLX LP	6.9	Gathering + Processing
Antero Midstream Partners LP	6.5	Gathering + Processing
EQT Midstream Partners LP	5.8	Pipeline Transportation | Natural Gas
PBF Logistics LP	4.8	Pipeline Transportation | Petroleum
Sunoco LP	4.3	Marketing | Wholesale
Western Gas Partners LP	4.0	Gathering + Processing
Alliance Resource Partners LP	3.9	Production + Mining | Coal

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s current sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2018 (Unaudited)

Shares		Description	Value
Common Stocks – 142.1%
Gathering + Processing – 69.1%
729,413		Antero Midstream Partners LP	$22,064,743
1,316,488		Crestwood Equity Partners LP	44,233,997
2,042,320		DCP Midstream LP	85,593,631
1,600,000		Enable Midstream Partners LP	26,464,000
1,254,881		MPLX LP	45,062,777
489,794		Rice Midstream Partners LP	9,046,495
570,389		Sanchez Midstream Partners LP	6,787,629
1,438,365		Targa Resources Corp.	69,947,690
565,044		Western Gas Partners LP	29,195,824
642,139		Williams Partners LP	25,557,132

			363,953,918

Marine Transportation | Petroleum – 1.4%
347,237		KNOT Offshore Partners LP	7,291,977

Marketing | Retail – 3.0%
377,525		AmeriGas Partners LP	15,618,209

Marketing | Wholesale – 9.4%
448,159		CrossAmerica Partners LP	7,735,224
460,989		Sprague Resources LP	10,925,439
1,173,051		Sunoco LP	31,203,157

			49,863,820

Pipeline Transportation | Natural Gas – 29.4%
2,136,338		Energy Transfer Equity LP	36,915,921
4,669,141		Energy Transfer Partners LP	88,666,988
1,011,395		Enterprise Products Partners LP	29,229,315

			154,812,224

Pipeline Transportation | Petroleum – 21.5%
635,000		Buckeye Partners LP	22,891,750
1,481,398		Enbridge Energy Partners LP	14,591,770
1,789,888		NuStar Energy LP	43,744,863
1,300,896		PBF Logistics LP	26,082,965
265,398		Shell Midstream Partners LP	5,942,261

			113,253,609

Power Generation – 2.5%
431,926		Enviva Partners LP	13,087,358

Production + Mining | Coal – 0.8%
157,688		Alliance Holdings GP LP	4,473,609

Services | Midstream – 3.1%
1,226,106		CSI Compressco LP	7,221,764
504,356		USA Compression Partners LP	9,365,891

			16,587,655

Storage | Liquids – 1.9%
259,101		TransMontaigne Partners LP	10,032,391

TOTAL COMMON STOCKS
(Cost $765,916,067)			$748,974,770

Preferred Stock(a)(b) – 0.4%
Services | Midstream – 0.4%
CSI Compressco LP
168,968	11.000%		$1,984,026
(Cost $1,611,931)

Investment Company(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,513	1.674%		$5,513
(Cost $5,513)

TOTAL INVESTMENTS – 142.5%
(Cost $767,533,511)			$750,964,309

BORROWINGS – (42.2)%			(222,500,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(1,545,001)

NET ASSETS – 100.0%			$526,919,308

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Pay-in-kind securities. Payments made are in shares.
(c)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 139.8%
Gathering + Processing – 48.6%
900,000	Antero Midstream Partners LP	$27,225,000
240,000	Crestwood Equity Partners LP	8,064,000
950,000	DCP Midstream LP	39,814,500
950,000	Enable Midstream Partners LP	15,713,000
805,000	MPLX LP	28,907,550
150,000	Rice Midstream Partners LP	2,770,500
644,115	Sanchez Midstream Partners LP	7,664,969
230,000	Summit Midstream Partners LP	3,737,500
1,000,000	Targa Resources Corp.	48,630,000
150,000	Western Gas Equity Partners LP	5,505,000
322,500	Western Gas Partners LP	16,663,575

		204,695,594

Marine Transportation | Petroleum – 4.8%
1,950,000	Capital Product Partners LP	5,986,500
680,000	KNOT Offshore Partners LP	14,280,000

		20,266,500

Marketing | Retail – 2.4%
250,000	AmeriGas Partners LP	10,342,500

Marketing | Wholesale – 12.5%
650,000	CrossAmerica Partners LP	11,219,000
410,000	Global Partners LP	7,113,500
690,000	Sprague Resources LP	16,353,000
675,000	Sunoco LP	17,955,000

		52,640,500

Pipeline Transportation | Natural Gas – 28.7%
800,000	Energy Transfer Equity LP	13,824,000
4,000,000	Energy Transfer Partners LP	75,960,000
225,000	Enterprise Products Partners LP	6,502,500
440,000	EQT Midstream Partners LP	24,565,200

		120,851,700

Pipeline Transportation | Petroleum – 22.1%
205,000	Buckeye Partners LP	7,390,250
321,695	Delek Logistics Partners LP	9,457,833
150,000	Enbridge Energy Partners LP	1,477,500
400,000	NGL Energy Partners LP	4,280,000
630,000	NuStar Energy LP	15,397,200
1,000,000	PBF Logistics LP	20,050,000
475,000	Plains All American Pipeline LP	11,162,500
500,000	Shell Midstream Partners LP	11,195,000
309,893	Valero Energy Partners LP	12,702,514

		93,112,797

Power Generation – 1.9%
265,000	Enviva Partners LP	8,029,500

Production + Mining | Coal – 7.4%
522,501	Alliance Holdings GP LP	14,823,353
855,000	Alliance Resource Partners LP	16,458,750

		31,282,103

Common Stocks – (continued)
Regasification – 1.5%
370,000	Hoegh LNG Partners LP	6,401,000

Services | Midstream – 5.6%
1,562,835	CSI Compressco LP	9,205,098
775,000	USA Compression Partners LP	14,391,750

		23,596,848

Storage | Liquids – 4.3%
582,900	Martin Midstream Partners LP	8,801,790
241,800	TransMontaigne Partners LP	9,362,496

		18,164,286

TOTAL COMMON STOCKS
(Cost $593,157,355)		$589,383,328

Shares	Rate	Value
Preferred Stock(a)(b) – 0.4%
Services | Midstream – 0.4%
CSI Compressco LP
127,273	11.000%	$1,494,438
(Cost $1,214,155)

Investment Company(c) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,078,337	1.674%	$6,078,337
(Cost $6,078,337)

TOTAL INVESTMENTS – 141.6%
(Cost $600,449,847)		$596,956,103

BORROWINGS – (42.2)%		(178,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 0.6%		2,550,427

NET ASSETS – 100.0%		$421,506,530

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Pay-in-kind securities. Payments made are in shares.
(c)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

May 31, 2018 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $767,527,998 and $594,371,510)	$750,958,796	$590,877,766
Investments of affiliated issuers, at value (cost $5,513 and $6,078,337)	5,513	6,078,337
Cash	6,777,021	6,605,561
Prepaid state and local franchise taxes	55,830	—
Receivables:
Investments sold	1,624,903	3,693,494
Dividends	5,513	10,452
Current taxes	42,792	1,945,192
Other assets	15,101	12,491
Total assets	759,485,469	609,223,293

Liabilities:
Payables:
Borrowings on credit facility	222,500,000	178,000,000
Investments purchased	2,927,360	3,141,299
Interest on borrowing	1,126,477	996,005
Management fees	607,364	498,047
State and local franchise taxes	—	62,556
Deferred taxes, net	4,717,794	4,504,454
Accrued expenses	687,166	514,402
Total liabilities	232,566,161	187,716,763

Net Assets:
Paid-in capital	1,293,559,852	692,720,218
Distributions in excess of net investment income, net of taxes	(67,622,228)	(69,690,881)
Accumulated net realized loss, net of taxes	(682,339,507)	(197,954,085)
Net unrealized loss, net of taxes	(16,678,809)	(3,568,722)
NET ASSETS	$526,919,308	$421,506,530
Shares Outstanding $0.001 par value (unlimited shares authorized):	79,474,880	44,428,432
Net asset value per share:	$6.63	$9.49

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Six Months Ended May 31, 2018 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers	$33,795,883	$28,087,489
Dividends — affiliated issuers	10,902	27,321
Less: Return of Capital on Dividends	(30,554,407)	(24,100,535)
Total investment income	3,252,378	4,014,275

Expenses:
Management fees	3,687,959	3,001,675
Interest on borrowings	2,224,671	2,005,250
Professional fees	167,843	213,423
Trustee fees	78,992	78,992
Custody, accounting and administrative services	41,772	39,542
Printing and mailing costs	39,535	28,683
Transfer Agency fees	8,727	7,482
Other	117,845	85,875
Total operating expenses, before income taxes	6,367,344	5,460,922
Less — expense reductions	(1,178)	(2,763)
Net operating expenses, before income taxes	6,366,166	5,458,159
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(3,113,788)	(1,443,884)
Deferred tax expense	(124,121)	(25,722)
NET INVESTMENT LOSS, NET OF TAXES	(3,237,909)	(1,469,606)

Realized and unrealized gain (loss):
Net realized gain/(loss) from:
Investments — unaffiliated issuers	40,229,230	16,639,211
Deferred tax benefit / (expense)	(4,484,066)	471,513
Net change in unrealized gain/(loss) on:
Investments — unaffiliated issuers	39,045,409	32,773,574
Deferred tax benefit / (expense)	(109,607)	723,254
Net realized and unrealized gain/(loss), net of taxes	74,680,966	50,607,552
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,443,057	$49,137,946

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2018 (Unaudited)	For the Fiscal Year Ended November 30, 2017
From operations:
Net investment loss, net of taxes	$(3,237,909)	$(16,633,864)
Net realized gain/(loss), net of taxes	35,745,164	67,054,963
Net change in unrealized gain/(loss), net of taxes	38,935,802	(119,525,531)
Net increase (decrease) in net assets resulting from operations	71,443,057	(69,104,432)

Distributions to shareholders:
From net investment income	(20,660,876)	(28,073,816)
From return of capital	(4,716,572)	(22,551,925)
Total distributions to shareholders	(25,377,448)	(50,625,741)

From share transactions:
Increase from reinvestment of distributions	1,411,129	1,614,875
TOTAL INCREASE (DECREASE)	47,476,738	(118,115,298)

Net assets:
Beginning of period	479,442,570	597,557,868
End of period	$526,919,308	$479,442,570
Distributions in excess of net investment loss, net of taxes	$(67,622,228)	$(43,723,443)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP Income Opportunities Fund
	For the Six Months Ended May 31, 2018 (Unaudited)	For the Fiscal Year Ended November 30, 2017
From operations:
Net investment loss, net of taxes	$(1,469,606)	$(7,040,747)
Net realized gain/(loss), net of taxes	17,110,724	76,370,723
Net change in unrealized gain/(loss), net of taxes	33,496,828	(96,371,825)
Net increase (decrease) in net assets resulting from operations	49,137,946	(27,041,849)

Distributions to shareholders:
From net investment income	(4,268,947)	(37,266,710)
From return of capital	(14,390,994)	—
Total distributions to shareholders	(18,659,941)	(37,266,710)

From share transactions:
Increase from reinvestment of distributions	—	769,844
TOTAL INCREASE (DECREASE)	30,478,005	(63,538,715)

Net assets:
Beginning of period	391,028,525	454,567,240
End of period	$421,506,530	$391,028,525
Distributions in excess of net investment loss, net of taxes	$(69,690,881)	$(63,952,328)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2018 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net increase in net assets from operations	$71,443,057
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(236,980,375)
Proceeds from sales of investment securities	254,219,378
Corporate actions purchases and sales, net	11,164
Purchases of short term investments, net	(12,892)
Increase in return of capital on dividends	30,554,407
(Increase) Decrease in Assets:
Receivable for investments sold	(441,703)
Receivable for dividends	(1,728)
Prepaid state and local franchise tax	(2,650)
Other assets	(3,412)
Increase (Decrease) in Liabilities:
Payable for investments purchased	1,386,070
Deferred taxes, net	4,717,794
Management fees payable	6,990
Interest on borrowings payable	8,452
Accrued expenses	(161,870)
Net realized gain/(loss) on:
Investments	(40,229,230)
Net change in unrealized gain/(loss) on:
Investments	(39,045,409)
Net cash provided by operating activities	45,468,043

Cash flows used in financing activities:
Proceeds from borrowing facility	27,500,000
Repayment of borrowing facility	(45,000,000)
Cash distributions paid	(23,966,319)
Net cash used in financing activities	(41,466,319)
NET INCREASE IN CASH	$4,001,724

Cash:
Beginning of period	2,775,297
End of period	$6,777,021
Supplemental disclosure :
Cash paid for interest and related fees	2,216,219
Reinvestment of distributions	1,411,129

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2018 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net increase in net assets from operations	$49,137,946
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(189,205,278)
Proceeds from sales of investment securities	196,214,837
Corporate actions purchases and sales, net	(9,641)
Purchases of short term investments, net	(3,343,669)
Increase in return of capital on dividends	24,100,535
(Increase) Decrease in Assets:
Receivable for investments sold	520,295
Receivable for dividends	5,744
Receivable for current taxes	121,781
Prepaid state and local franchise tax	37,325
Other assets	(7,555)
Increase (Decrease) in Liabilities:
Payable for investments purchased	(1,133,161)
Deferred taxes, net	(1,169,045)
Management fees payable	15,512
Interest on borrowings payable	116,086
State and local franchise taxes	62,556
Accrued expenses	(103,132)
Net realized gain/(loss) on:
Investments	(16,639,211)
Net change in unrealized gain/(loss) on:
Investments	(32,773,574)
Net cash provided by operating activities	25,948,352

Cash flows used in financing activities:
Proceeds from borrowing facility	10,000,000
Repayment of borrowing facility	(20,000,000)
Cash distributions paid	(18,659,941)
Net cash used in financing activities	(28,659,941)
NET DECREASE IN CASH	$(2,711,589)

Cash:
Beginning of period	9,317,150
End of period	$6,605,561
Supplemental disclosure :
Cash paid for interest and related fees	1,889,164
Cash paid for income taxes	121,781

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions	Offering Costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2018 - Common Shares	$6.05	$(0.04)	$0.94	$0.90	$(0.26)	$(0.06)	$(0.32)	$—

FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2017 - Common Shares	7.56	(0.21)	(0.66)	(0.87)	(0.35)	(0.29)	(0.64)	—
2016 - Common Shares	7.45	(0.13)	0.88	0.75	—	(0.64)	(0.64)	—
2015 - Common Shares	15.91	0.09	(7.22)	(7.13)	—	(1.33)	(1.33)	—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(h)	19.10	0.05	(2.88)	(2.83)	—	(0.32)	(0.32)	(0.04)

(a)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Commenced operations on September 26, 2014.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total Return(a)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax benefit/ (expenses)(c)		After interest expense and before tax benefit/ (expenses)		Before interest expense and tax benefit/ (expenses)		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$6.63	$6.57	21.90%	15.29%	$526,919	3.74	%(g)	2.81	%(g)	1.64	%(g)	(1.55	)%(g)	32%	$3,368

6.05	5.67	(12.38)	(12.32)	479,443	2.79		3.03		1.68		(2.78)		31	2,998
7.56	7.09	4.20	12.13	597,558	3.29		3.01		1.75		(2.01)		64	3,339
7.45	7.52	(50.18)	(46.86)	587,452	2.25		2.31		1.62		0.75		113	3,076

15.91	17.11	(8.77)	(15.28)	1,242,617	1.65	(g)	1.60	(g)	1.30	(g)	1.69	(g)	36	3,761

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions	Offering Costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2018 - Common Shares	$8.80	$(0.03)	$1.14	$1.11	$(0.10)	$(0.32)	$(0.42)	$—

FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2017 - Common Shares	10.25	(0.17)	(0.44)	(0.61)	(0.84)	—	(0.84)	—
2016 - Common Shares	10.33	(0.09)	0.85	0.76	—	(0.84)	(0.84)	—
2015 - Common Shares	19.19	0.03	(7.52)	(7.49)	—	(1.37)	(1.37)	—
2014 - Common Shares	19.06	— (h)	1.42	1.42	(0.38)	(0.91)	(1.29)	—	(h)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(j)	19.10	— (h)	— (h)	—	—	—	—	(0.04)

(a)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Amount is less than $0.005 per share.
(i)	Amount is less than 0.005% per share.
(j)	Commenced operations on November 26, 2013.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total Return(a)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax benefit/ (expenses)(c)		After interest expense and before tax benefit/ (expenses)		Before interest expense and tax benefit/ (expenses)		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$9.49	$9.01	12.73%	13.07%	$421,507	2.61	%(g)	2.89	%(g)	1.68	%(g)	(0.95	)%(g)	32%	$3,368

8.80	8.38	(4.83)	(6.57)	391,029	3.16		3.02		1.71		(1.53)		50	3,080
10.25	9.61	2.95	9.26	454,567	3.00		2.90		1.80		(0.96)		83	3,349
10.33	10.25	(39.47)	(40.43)	458,092	(2.49)		2.24		1.62		0.17		66	3,279
19.19	18.74	(0.14)	7.31	846,835	5.76		1.75		1.41		—	(i)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	1.11	(g)	1.11	(g)	1.11	(g)	(1.11	)(g)	—	—

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

May 31, 2018 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund, and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ”, respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization that may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by the MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of May 31, 2018:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$7,291,977	$—	$—
North America	671,735,103	—
Corporations
North America	69,947,690	—	—
Preferred Stock(a)
North America	—	—	1,984,026
Investment Company	5,513	—	—
Total	$748,980,283	$—	$1,984,026

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$20,266,500	$—	$—
North America	520,486,828	—	—
Corporations
North America	48,630,000	—	—
Preferred Stock(a)
North America	—	—	1,494,438
Investment Company	6,078,337	—	—
Total	$595,461,665	$—	$1,494,438

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedules of Investments.

4. TAXATION

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA includes changes to the corporate income tax rate and alternative minimum tax (“AMT”) and modifications to the net operating loss (“NOL”) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The TCJA reduced the corporate rate to a flat income tax rate of 21%. The change in the rate and in any related valuation allowance was reflected in each Funds’ respective NAV on December 22, 2017. The Funds may also be subject to a 20% AMT to the extent that their alternative minimum tax exceeds their regular federal income tax. For tax years beginning after December 31, 2017, the TCJA repealed the corporate AMT. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2018 (Unaudited)

4. TAXATION (continued)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the six months ended May 31, 2018, the Goldman Sachs MLP and Energy Renaissance Fund reevaluated its blended state income tax rate, increasing the rate from 1.94% to 2.55% due to anticipated changes in state apportionment of income and gains and changes in the corporate tax rates. During the six months ended May 31, 2018, the Goldman Sachs MLP Income Opportunities Fund reevaluated its blended state income tax rate, increasing the rate from 2.17% to 2.84% due to anticipated changes in state apportionment of income and gains and a reduction of the federal tax benefit associated with state tax expenses due to the new lower corporate tax rates. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$15,993,779	21.00%	$10,073,469	21.00%
State income taxes, net of federal benefit	1,942,102	2.55%	1,362,317	2.84%
Change in estimated deferred tax rate*	106,004,281	139.18%	34,405,283	71.72%
Effect of permanent differences	(574,778)	(0.75)%	(414,426)	(0.87)%
Other Adjustments	427	0.00%	(6,951)	(0.01)%
Valuation Allowance	(118,648,017)	(155.79)%	(46,588,737)	(97.12)%
Total deferred income tax expense/(benefit), net	$4,717,794	6.19%	$(1,169,045)	(2.44)%

*	The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the TCJA as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%. The tax rate change also incorporates adjustments in state tax rates, net of federal tax benefit associated with change in tax rates.

At May 31, 2018, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$3,012,882	$—
Net operating loss carryforward — see table below for expiration	26,409,525	9,579,898
Capital loss carryforward (tax basis) — see table below for expiration	170,769,543	60,971,968
Other tax assets	76,005	69,191
Valuation Allowance	(173,782,063)	(55,022,226)
Total Deferred Tax Assets	$26,485,892	$15,598,831
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(31,203,686)	$(5,818,757)
Net unrealized gain on investment securities (tax basis)	—	(14,284,528)
Total Deferred Tax Liabilities	$(31,203,686)	$(20,103,285)
Net Deferred Tax Asset/(Liability)	$(4,717,794)	$(4,504,454)

At May 31, 2018, Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$1,747,993	November 30, 2035
November 30, 2016	55,308,545	November 30, 2036
November 30, 2017	27,311,580	November 30, 2037
November 30, 2018	27,774,239	Indefinite

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At May 31, 2018, Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year Ended	Amount	Expiration
November 29, 2013	$203,208	November 29, 2033
November 30, 2015	932,122	November 30, 2035
November 30, 2016	5,073,916	November 30, 2036
November 30, 2017	11,085,035	November 30, 2037
November 30, 2018	22,889,855	Indefinite

At May 31, 2018, Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$353,431,285	November 30, 2020
November 30, 2016	371,704,777	November 30, 2021

At May 31, 2018, Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$41,156,732	November 30, 2020
November 30, 2016	214,598,166	November 30, 2021

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of May 31, 2018:

Goldman Sachs MLP and Energy Renaissance Fund	$173,782,063
Goldman Sachs MLP Income Opportunities Fund	$55,022,226

At May 31, 2018, components of each Fund’s current and deferred tax expense/(benefit) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$126,313,943	$126,313,943	$—	$45,835,190	$45,835,190
State	—	(2,948,132)	(2,948,132)	—	(415,498)	(415,498)
Valuation Allowance	—	(118,648,017)	(118,648,017)	—	(46,588,737)	(46,588,737)
Total	$—	$4,717,794	$4,717,794	$—	$(1,169,045)	$(1,169,045)

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2018 (Unaudited)

4. TAXATION (continued)

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$631,258,131	$512,517,477
Gross unrealized gain	163,795,629	106,301,007
Gross unrealized loss	(44,089,451)	(21,862,381)
Net unrealized gain (loss)	$119,706,178	$84,438,626

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2018, the Goldman Sachs MLP and Energy Renaissance Fund’s distributions are estimated to be comprised of 81.41% from taxable income and 18.59% from return of capital. For the six months ended May 31, 2018, the Goldman Sachs MLP Income Opportunities Fund’s distributions are estimated to be comprised of 22.88% from taxable income and 77.12% from return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2019. For the Goldman Sachs MLP and Energy Renaissance Fund, all tax years since inception remain open for examination by U.S. and state tax authorities. For the Goldman Sachs MLP Income Opportunities Fund, tax years ended November 30, 2014 through November 30, 2017 remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees. As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the six months ended May 31, 2018. Managed assets are defined as total assets of a Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended May 31, 2018, GSAM waived $1,178 and $2,763, respectively, of the MLP and Energy Renaissance Fund’s and MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2018, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

Morgan Stanley & Co. LLC or certain of its affiliates may be deemed to be an affiliate of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund as a result of it or certain of its affiliates owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding shares. During the six months ended May 31, 2018, Morgan Stanley & Co. LLC earned $31,299 and $0 in brokerage commissions from portfolio transactions with the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund, respectively.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such Fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the six months ended May 31, 2018.

Goldman Sachs MLP Income Opportunities Fund
Name of Affiliated Issuer	Beginning Value as of November 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value as of May 31, 2018	Shares as of May 31, 2018	Dividend Income

Hoegh LNG Partners LP*	$25,025,000	$—	$(18,816,260)	$(4,471,742)	$4,664,002	$6,401,000	370,000	$649,700

*	Security is no longer affiliated as of May 31, 2018.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2018.

Fund	Underlying Fund	Beginning Value as of November 30, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2018	Shares as of May 31, 2018	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$3,784	$52,164,436	$(52,162,707)	$5,513	5,513	$10,902

MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	2,734,669	66,792,980	(63,449,312)	6,078,337	6,078,337	27,321

C.  Financing Agreement — The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund each have entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $395,000,000 and $300,000,000, respectively for the Funds. Borrowings under the Credit Facility bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Fees/Expenses”). For the six months ended May 31, 2018, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund received Breakage Fees of $1,490,322 and $1,008,833, respectively. Such amounts were netted with “Interest on borrowings” on the Statements of Operations.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the six months ended May 31, 2018 of $231,964,286 and 3.032%, respectively. As of May 31, 2018, there was $222,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 3.140%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the six months ended May 31, 2018 of $188,494,506 and 3.048%, respectively. As of May 31, 2018, there was $178,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 3.166%.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2018 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2018, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$236,980,375	$254,219,378
Goldman Sachs MLP Income Opportunities	189,205,278	196,214,837

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — Each Fund intends to use leverage to seek to achieve its investment objective. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, significant portions of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2018 (Unaudited)

7. OTHER RISKS (continued)

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund’s on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

On December 22, 2017, the TCJA was signed into law. This U.S. federal tax legislation reduced the general statutory U.S. federal corporate income tax rate from 35% to 21%, made changes regarding the use of net operating losses, repealed the corporate alternative minimum tax, placed limitations on the deductibility of interest expense, reduced the dividends received deduction amount, allowed for immediate expensing of certain capital expenditures, and made other changes which may have effects on the Funds and on the MLPs in which the Funds invest. These changes may affect a Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. The Funds will continue to evaluate this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. The tax legislation may also affect the information provided to the Funds by MLPs, information that may not be provided to the Funds on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. A Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation continues and as new information regarding the legislation or other matters becomes available, and such modifications in estimates or assumptions may have a material impact on each Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS CLOSED-END FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2017

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	226,455	$1,411,129	229,075	$1,614,875
	226,455	$1,411,129	229,075	$1,614,875

Share activity is as follows:

	MLP Income Opportunities Fund

	For the Six Months Ended May 31, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2017

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	—	$ —	84,412	$769,844
	—	$ —	84,412	$769,844

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A. Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B. Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) and Goldman Sachs MLP Income Opportunities Fund (“GMZ”) was held on March 29, 2018 to consider and act upon the proposals below. At the Meeting, Caroline Dorsa and Lawrence W. Stranghoener were elected Class III Trustees to the Board of Trustees of GER. In addition, Michael Latham was elected Class I Trustee to the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 – GER Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Caroline Dorsa (Class III)	62,951,324	1,920,509	0	0
Lawrence W. Stranghoener (Class III)	62,998,770	1,873,063	0	0

In addition to the individuals named above, Michael Latham, Linda A. Lang and James A. McNamara continued to serve on the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 – GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Michael Latham (Class I)	34,990,827	577,612	0	0

In addition to the individual named above, Caroline Dorsa, Linda A. Lang, James A. McNamara and Lawrence W. Stranghoener continued to serve on the Board of Trustees of GMZ.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under management as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of May 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is transmitted to Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2018 Goldman Sachs. All rights reserved. 135472-TMPL-07/2018-791650/MLPCEFSAR-18/24K

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	July 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	July 24, 2018

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	July 24, 2018